UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

Amergent Hospitality Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56160	84-4842958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7529 Red Oak Lane, Charlotte, NC		28226
(Address of Principal Executive Offices)		(Zip Code)

(704) 366-5122

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

Plan of Liquidation

On July 24-2024 Amergent Hospitality Group, Inc. (the “Company”) and certain of its affiliates filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the “Bankruptcy Court”) under Case No. 24-42483-MXM-11 (the “Chapter 11 Case”). Subsequently, on September 2, 2025, the Bankruptcy Court entered an entered an order [Docket No. 260] (the “Disclosure Statement Order”): (a) approving the adequacy of the Disclosure Statement Relating to the Joint Chapter 11 Plan of Liquidation of Amergent Hospitality Group, Inc. and Its Debtor Affiliates (the “Disclosure Statement”), (b) approving the solicitation procedures (the “Solicitation Procedures”) with respect to confirmation of the Joint Chapter 11 Plan of Liquidation of Amergent Hospitality Group, Inc. and Its Debtor Affiliates (the “Plan”), (c) approving the forms of ballots and notices in connection therewith, (d) scheduling certain dates with respect thereto, and (e) granting related relief.

The Bankruptcy Court has requested that the Company provide in this Current Report on Form 8-K the following notices:

“PLEASE TAKE FURTHER NOTICE THAT because of the nature and treatment of Class 7 Equity Interests under the Plan, Holders of Equity Interests in Amergent Hospitality Group, Inc. are not entitled to vote on the Plan. Specifically, to the extent the Class under the Plan in which the Claim or Interest is classified does not entitle the holders of such claims or interests to receive or retain any property under the plan on account of such claims or interests, such Class is deemed to have rejected the Plan. Accordingly, collection of Ballot for members of such Class of Claims or Interests is not necessary.

PLEASE TAKE FURTHER NOTICE THAT the hearing at which the Court will consider Confirmation of the Plan and related voting and objection procedures (the “Confirmation Hearing”) will commence on October 21, 2025 at 1:30 p.m. prevailing Central Time, before the Honorable Mark X. Mullin, in the United States Bankruptcy Court for the Northern District of Texas, located at Room 128, United States Courthouse, 501 West 10th Street, Fort Worth, Texas 76102.

PLEASE TAKE FURTHER NOTICE THAT the deadline for filing objections to the Plan is October 14, 2025 at 5:00 p.m., prevailing Central Time (the “Confirmation Objection Deadline”). Any objection to the Plan must: (a) be in writing; (b) conform to the Bankruptcy Rules, the Bankruptcy Local Rules, and any orders of the Court; (c) state, with particularity, the basis and nature of any objection to the Plan and, if practicable, a proposed modification to the Plan that would resolve such objection; and (d) be filed with the Court (contemporaneously with a proof of service) on or before the Confirmation Objection Deadline.

Voting Record Date. The voting record date is September 2, 2025, which is the date for determining which holders of Claims and Interests are entitled to vote on the Plan, if entitled to vote.

BINDING NATURE OF THE PLAN. IF CONFIRMED, THE PLAN SHALL BIND ALL HOLDERS OF CLAIMS AND INTERESTS TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, WHETHER OR NOT SUCH HOLDER WILL RECEIVE OR RETAIN ANY PROPERTY OR INTEREST IN PROPERTY UNDER THE PLAN, HAS FILED A PROOF OF CLAIM IN THE CHAPTER 11 CASES, OR FAILED TO VOTE TO ACCEPT OR REJECT THE PLAN OR VOTED TO REJECT THE PLAN.”

Material Features of the Plan

Below is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, the definitive documents implementing the Plan and the Confirmation Order.

Cancellation of Existing Securities; Securities to be Issued Under the Plan

The Plan implements the restructuring of the Company and the liquidation of its subsidiaries, and in accordance with the Plan, all outstanding shares of common stock of the Company (including shares of common stock issuable under equity awards, including stock options and restricted stock units, granted under the Company’s equity incentive plans) and all other options, warrants and rights to acquire common stock, have been cancelled and discharged. The holders of such equity interests will not receive any distribution of Company assert under the Plan and are not entitled to vote on the Plan.

Certain Other Information

The Bankruptcy Court in its Disclosure Statement Order provided the following source of additional information for all persons interested in obtaining a copy of the Disclosure Statement and the Plan:

“PLEASE TAKE FURTHER NOTICE THAT if you would like to obtain a copy of the Disclosure Statement Order, the Disclosure Statement, the Plan, any Plan Supplement, or related documents, you may: (a) access the Debtors’ restructuring website at cases.stretto.com/AHGI; (b) write to AHGI, Ballot Processing Center, c/o Stretto, 410 Exchange, Suite 100, Irvine, CA 92602; (c) call 866-209-9801 (toll free) and request to speak with a member of the Solicitation Group; or (d) email TeamAmergent@stretto.com and reference “AHGI” in the subject line. You may also obtain copies of any pleadings filed in the Chapter 11 Cases for a fee via PACER at: http://www.txnb.uscourts.gov.”

Item 3.03 Material Modifications to the Rights of Security Holders.

The disclosure under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Language Concerning Forward-Looking Statements. This Current Report on Form 8-K contains certain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. These forward-looking statements are within the meaning of Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, process and potential outcomes of the Company’s Chapter 11 Case and and/or statements preceded by, followed by or that include the words “shall”, “will”, “intends,” “expects,” “estimates,” “plans,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, there can be no assurance that its expectations will be achieved. Except as otherwise may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances, or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01 Bankruptcy Notices and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
2.1	NOTICE OF NON-VOTING STATUS TO HOLDERS OF CLAIMS OR INTEREST CONCLUSIVELY PRESUMED TO REJECT THE PLAN [EQUITY HOLDERS]
2.2	NOTICE OF HEARING TO CONSIDER CONFIRMATION OF THE CHAPTER 11 PLAN FILED BYTHE DEBTORS AND RELATED VOTING AND OBJECTION DEADLINES
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Amergent Hospitality Group, Inc.

Date: September 12, 2025	By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer